UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2024

Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN 55344
(Address of Principal Executive Offices) (Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUWE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K (the “Original Report”) of the Company (as defined below) filed on January 8, 2024. The sole purpose of this Amendment is to provide an updated version of the investor presentation furnished as Exhibit 99.1 thereto.  The updated investor presentation is furnished as Exhibit 99.1 hereto and replaces and supersedes Exhibit 99.1 to the Original Report in its entirety.  No other revisions have been made to the Original Report, and other than mentioned in the foregoing sentence, this 8-K/A does not amend, update, or change any other items or disclosures contained in the Original Report.

Item 7.01	Regulation FD Disclosure.

On January 9, 2024, Nuwellis, Inc. (the “Company”) posted an updated corporate presentation to its website at ir.nuwellis.com, which the Company may use from time to time in communications or conferences. A copy of the corporate presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The information in this Report, including Exhibit 99.1 hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company’s submission of this Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Exhibit 99.1 hereto contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other reports of the Company filed with the Securities and Exchange Commission, including that actual events or results may differ materially from those in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Corporate Presentation, dated January 9, 2024
104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2024	NUWELLIS, INC.

	By:	/s/ Nestor Jaramillo, Jr.
	Name:	Nestor Jaramillo, Jr.
	Title:	President and Chief Executive Officer